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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

       Date of Report (date of earliest event reported) November 25, 1998

                        Commission file number: 333-17305

                         International Knife & Saw, Inc.

             (Exact name of registrant as specified in its charter)

          Delaware                                57-0697252
          (State or other jurisdiction of         (I.R.S. Employer
          incorporation or organization)          Identification No.)

                                 1299 Cox Avenue
                            Erlanger, Kentucky 41018
                    (Address of principal executive offices)

                                 (606) 371-0333
              (Registrant's telephone number, including area code)



                                      NONE
--------------------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)





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  ITEM 1.  Not Applicable

  ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 12, 1998, pursuant to the Share Purchase Agreement dated as of November 12, 1998, International Knife & Saw, Inc. and its consolidated subsidiaries (the "Company") acquired from Lembo (International) B.V. (the "Seller") all of the shares of A.K. van der Wijngaart Beheer B.V. and its subsidiaries ("Diacarb"). Diacarb is located in Rotterdam, the Netherlands.

          The purchase price consisted of 12.0 million Dutch guilders in cash (approximately $6.3 million) financed from existing lines of credit, .9 million Dutch guilders (approximately $.5 million) in assumed debt, and a 5% promissory note to the Seller for 5.0 million Dutch guilders (approximately $2.6 million), subject to post closing adjustments. The promissory note is payable in installments of 1.0 million Dutch guilders (approximately $.5 million) on January 15, 2000, and 2.0 million Dutch guilders (approximately $1.0 million) on January 15, 2001 and 2002.

          Diacarb's business includes the regrinding and distribution of industrial knives in the Netherlands, Belgian and Luxembourg markets. Diacarb is also involved in the manufacture of stansformen (molds to punch holes) for the carton industry. The Company intends to continue to use the assets, properties and other rights purchased from the Seller in the operation of the business.

          Before the acquisition, there was no material relationship between the Seller and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer. The purchase price was negotiated on an arm's length basis.

  ITEM 3-6.  Not Applicable

  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         It is presently impracticable to provide the financial statements required to be included in the Current Report on Form 8-K with respect to the business acquired. Such financial statements will be filed under cover of Form 8-K/A as soon as practicable, but not later than January 25, 1999, as required by Item 7(a)(4) of the General Instructions.

         (b) PRO FORMA FINANCIAL INFORMATION.

         It is presently impracticable to provide the pro forma financial information required to be included in this Current Report on Form 8-K with respect to the business acquired. Such pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but not later than January 25, 1999, as required by Item 7(a)(4) of the General Instructions.


  ITEM 8-9.  Not Applicable

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      INTERNATIONAL KNIFE & SAW, INC.


                                      By: /s/ John E. Halloran
                                          -------------------------------------
                                          John E. Halloran
                                          President and Chief Executive Officer

                                      By: /s/ William M. Schult
                                          -------------------------------------
                                          William M. Schult
                                          Vice President-Finance, Chief
                                          Financial Officer, Treasurer
                                          and Secretary (Principal Financial
                                          and Accounting Officer)

                                      November 25, 1998


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                                  EXHIBIT INDEX

        Exhibit
          No.            Description
        -------          -----------
                            None





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